                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                              __________________


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                                April 16, 2001
               Date of Report (Date of Earliest Event Reported)


 GreenPoint Mortgage Securities Inc. (as Sponsor of the GreenPoint Home Equity
   Loan Trust, 2000-3, Class A-1, Class A-2 and Class A-3 Home Equity Loan
                              Asset-Backed Notes)


                      GREENPOINT MORTGAGE SECURITIES INC.
                      -----------------------------------
            (Exact Name of Registrant as Specified in Its Charter)



         Delaware                        333-95349               68-0397342
         --------                        ---------               ----------
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
       Incorporation)                                        Identification No.)

          700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)



                                (415) 461-6790
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)
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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.        Other Events
               ------------

               GreenPoint Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the GreenPoint Home Equity Loan Trust Asset-Backed Notes, Series 2000-2, Class A-1, Class A-2 and Class A-3 Home Equity Loan Asset-Backed Notes (the "Series 2000-3 Notes").

               The following exhibit which relates specifically to the Series 2000-3 Notes is included with this Current Report:

Item 7(c).     Exhibits
               --------

               10.1 Monthly Payment Date Statement distribute to holders of Series 2000-3 Notes dated April 16, 2001.
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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 8, 2001



                                        GREENPOINT MORTGAGE
                                        SECURITIES INC.



                                        By:    /s/ Peter Hill
                                           -------------------------------------
                                           Peter Hill
                                           Senior Vice President and Controller
                                           (Principal Financial Officer and
                                           and Principal Accounting Officer)
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                                 EXHIBIT INDEX


Exhibit Number                                                       Page Number
--------------                                                       -----------

10.1  Monthly Payment Date Statement distributed to holders
      of Series 2000-3 Notes dated April 16, 2001..................       5